UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 19, 2006
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED 9-19-06
EX-99.2 CONSENT OF DORAL FINANCIAL CORPORATION
EX-99.3 FORM OF FINAL JUDGEMENT

Item 8.01 Other Events
     On September 19, 2006, Doral Financial Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the Securities and Exchange Commission (the “Commission”) approved a final settlement with the Company, which resolves the Commission’s investigation of the Company in connection with the restatement of the Company’s financial statements for the years 2000 to 2004.
     Under the settlement approved by the Commission, the Company agreed, without admitting or denying any wrongdoing, to be enjoined from future violations of certain provisions of the securities laws. The Company also agreed to pay a $25 million civil penalty and the disgorgement of $1 to the Commission. The staff of the Commission may request that the civil penalty be distributed to investors under a plan of distribution to be established by the Commission, as authorized under the Sarbanes-Oxley Act of 2002.
     The settlement also provides that the amounts to be paid as civil penalty shall be treated by the Company as penalties paid to the government for all purposes, including tax purposes, and that the Company shall not seek to be reimbursed or indemnified for such payments through insurance or any other source, or use such payment to setoff or reduce any award of compensatory damages to plaintiffs in related securities litigation pending against the Company.
     In connection with the settlement, the Company consented to the entry of a final judgment to implement the terms of the agreement. The United States District Court for the Southern District of New York must consent to the entry of the final judgment in order to consummate the settlement.
     The foregoing description of the terms of the settlement does not purport to be complete and is qualified in its entirety by reference to the Consent of Doral Financial Corporation and the Form of Final Judgment as to Defendant Doral Financial Corporation, copies of which are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits.

99.1	Press release dated September 19, 2006.

99.2	Consent of Doral Financial Corporation.

99.3	Form of Final Judgment as to Defendant Doral Financial Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: September 19, 2006	By:	/s/ Glen Wakeman
	Name:	Glen Wakeman
	Title:	Chief Executive Officer